Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

World Omni Auto Receivables LLC (the “Depositor”) World Omni Financial Corp. (the “Sponsor”) 250 Jim Moran Boulevard Deerfield Beach, Florida 33442	26 January 2024

Re:	World Omni Auto Receivables Trust 2024-A (the “Issuing Entity”)
Asset-Backed Notes, Series 2024-A (the “Notes”)
Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Depositor, the Sponsor, Mizuho Securities USA LLC, MUFG Securities Americas Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of fixed rate retail installment sale contracts (the “Receivables”) used to finance new and used automobiles and light-duty trucks relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:

a.	Electronic data files (collectively, the “Provided Data Files”):

i.	Labeled “WOR2024A_Base.txt” and the corresponding record layout and decode information, as applicable (the “Initial Base Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of the close of business on 4 January 2024 (the “Cutoff Date”) relating to certain fixed rate retail installment sale contracts (the “Cutoff Date Base Receivables”),

ii.	Labeled “WOR2024A.txt” and the corresponding record layout and decode information, as applicable (the “Initial Upsize Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of the Cutoff Date relating to certain fixed rate retail installment sale contracts (the “Cutoff Date Upsize Receivables”),

iii.	Labeled “WOART 2024-A Powertrain SM.xlsx” and the corresponding record layout and decode information, as applicable (the ”Base Vehicle Powertrain Data File”), that the Sponsor, on behalf of the Depositor, indicated contains vehicle powertrain information relating to each Base Receivable (as defined in Attachment A),

iv.	Labeled “WOART 2024-A Powertrain.xlsx” and the corresponding record layout and decode information, as applicable (the ”Upsize Vehicle Powertrain Data File”), that the Sponsor, on behalf of the Depositor, indicated contains vehicle powertrain information relating to each Upsize Receivable (as defined in Attachment A),

v.	Labeled “WOART 2024-A Make and Model Mapping Toyota 01.04.2024.xlsx” and the corresponding record layout and decode information, as applicable (the “Vehicle Make and Vehicle Model Mapping File”), that the Sponsor, on behalf of the Depositor, indicated contains vehicle make and vehicle model information relating to each Base Receivable and Upsize Receivable and

vi.	Labeled “2024-A.Vehicle_Make_and_Type_Mapping.xls” and the corresponding record layout and decode information, as applicable (the “Manufacturer and Product Segment Mapping File”), that the Sponsor, on behalf of the Depositor, indicated contains vehicle manufacturer and product segment information relating to each Base Receivable and Upsize Receivable,

b.	Imaged copies of the following items (collectively, the “Source Documents”):

i.	The retail installment sale contract, retail installment sale contract correction notice, address change correction form or other related documents (collectively and as applicable, the “Contract”),

ii.	Certain printed screen shots and account summary information from the Sponsor’s loan servicing system (the “System Screen Shots”),

iii.	The certificate of title, electronic title, application for title or other related documents (collectively and as applicable, the “Title”) and

iv.	The borrower credit application (the “Credit Application”)

that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Receivable (as defined in Attachment A),

c.	Information, assumptions and methodologies (collectively, the “Provided Sample Characteristic Calculation Methodology”), which are shown on Exhibit 1 to Attachment A, that the Sponsor, on behalf of the Depositor, indicated relate to the calculation of the characteristic listed on Exhibit 1 to Attachment A (the “Provided Calculation Sample Characteristic”) for each Base Receivable and Upsize Receivable,

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Base Data File and Upsize Data File, as applicable (both as defined in Attachment A), which is shown on Exhibit 2 to Attachment A, and

e.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Data Files (as defined in Attachment A) is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, recalculating or observing, as applicable, certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Provided Data Files, Source Documents, Provided Sample Characteristic Calculation Methodology, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Data Files, Source Documents, Provided Sample Characteristic Calculation Methodology, Adjusted Base Data File, Adjusted Upsize Data File (both as defined in Attachment A) or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Cutoff Date Base Receivables, Cutoff Date Upsize Receivables, Base Receivables, Upsize Receivables or Receivables, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Receivables,

iii.	Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

26 January 2024

Attachment A Page 1 of 3

Procedures performed and our associated findings

1.	As instructed by the Sponsor, on behalf of the Depositor, we removed the Cutoff Date Base Receivables from the Initial Base Data File that did not have an ABS ID value of “332,” as shown on the Initial Base Data File.

The Initial Base Data File, as adjusted, is hereinafter referred to as the “Adjusted Base Data File” and the Cutoff Date Base Receivables on the Adjusted Base Data File are hereinafter referred to as the “Base Receivables,” which the Sponsor, on behalf of the Depositor, indicated are expected to be representative of the Receivables.

2.	As instructed by the Sponsor, on behalf of the Depositor, we appended the information for each Base Receivable on the Adjusted Base Data File with the corresponding:

a.	Vehicle make and vehicle model information, which we determined using the information on the Vehicle Make and Vehicle Model Mapping File,

b.	Vehicle manufacturer and product segment information, which we determined using the information on the Manufacturer and Product Segment Mapping File,

c.	Vehicle powertrain information, as shown on the Base Vehicle Powertrain Data File, and

d.	Provided Calculation Sample Characteristic, which we calculated using the Provided Sample Characteristic Calculation Methodology.

The Adjusted Base Data File, as adjusted, is hereinafter referred to as the “Base Data File.”

3.	As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 125 Base Receivables from the Base Data File (the “Sample Receivables”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Base Data File.

For the purpose of the procedures described in this report, the 125 Sample Receivables are referred to as Sample Receivable Numbers 1 through 125.

Attachment A Page 2 of 3

4.	For each Sample Receivable, we:

a.	Compared the Sample Characteristics listed on Exhibit 2 to Attachment A, as shown on the Base Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 2 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 2 to Attachment A. Except for the information shown on Exhibit 3 to Attachment A, all such compared information was found to be in agreement.

b.	Observed that the Contract contained truth-in-lending disclosure information.

c.	Observed that “World Omni Financial Corp.,” “World Omni Finance Corp.” or “World Omni Financial Group” was the named lien holder or owner, as shown in the Title, or that the lien holder has assigned the vehicle securing the Sample Receivable to “World Omni Financial Corp.,” “World Omni Finance Corp.” or “World Omni Financial Group,” as shown in the Title, subject to the additional instruction(s) provided by the Sponsor, on behalf of the Depositor, described in the succeeding paragraph(s).

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us to ignore differences that appear to be due to abbreviation, truncation or spelling errors.

d.	Observed the existence of a Credit Application.

5.	As instructed by the Sponsor, on behalf of the Depositor, we removed the Cutoff Date Upsize Receivables from the Initial Upsize Data File that did not have an ABS ID value of “332,” as shown on the Initial Upsize Data File.

The Initial Upsize Data File, as adjusted, is hereinafter referred to as the “Adjusted Upsize Data File” and the Cutoff Date Upsize Receivables on the Adjusted Upsize Data File are hereinafter referred to as the “Upsize Receivables,” which the Sponsor, on behalf of the Depositor, indicated are expected to be representative of the Receivables.

Attachment A Page 3 of 3

6.	As instructed by the Sponsor, on behalf of the Depositor, we appended the information for each Upsize Receivable on the Adjusted Upsize Data File with the corresponding:

a.	Vehicle make and vehicle model information, which we determined using the information on the Vehicle Make and Vehicle Model Mapping File,

b.	Vehicle manufacturer and product segment information, which we determined using the information on the Manufacturer and Product Segment Mapping File,

c.	Vehicle powertrain information, as shown on the Upsize Vehicle Powertrain Data File, and

d.	Provided Calculation Sample Characteristic, which we calculated using the Provided Sample Characteristic Calculation Methodology,

subject to the additional instruction(s) provided by the Sponsor, on behalf of the Depositor, described in the succeeding paragraph(s) of this Item.

The Adjusted Upsize Data File, as adjusted, is hereinafter referred to as the “Upsize Data File.” The Base Data File and Upsize Data File are hereinafter collectively referred to as the “Data Files.”

For the purpose of using the Provided Sample Characteristic Calculation Methodology for this procedure, the Sponsor, on behalf of the Depositor, instructed us to replace any reference:

i.	To “Adjusted Base Data File” in the Provided Sample Characteristic Calculation Methodology with “Adjusted Upsize Data File” and

ii.	To “Base Receivable” in the Provided Sample Characteristic Calculation Methodology with “Upsize Receivable.”

7.	For each fixed rate retail installment sale contract on the Base Data File and Upsize Data File, we compared the Account Number (the “Loan Number”), as shown on the Base Data File, to the corresponding Loan Number, as shown on the Upsize Data File, and noted that:

a.	All of the Base Receivables (including the Sample Receivables) were included on both the Base Data File and Upsize Data File and

b.	8,510 of the Upsize Receivables included on the Upsize Data File were not included on the Base Data File.

8.	For each Sample Receivable, we compared the Sample Characteristics listed on Exhibit 2 to Attachment A, as shown on the Base Data File, to the corresponding information, as shown on the Upsize Data File. All such compared information was found to be in agreement.

Exhibit 1 to Attachment A

Provided Sample Characteristic Calculation Methodology

For the purpose of calculating the Provided Calculation Sample Characteristic for each Base Receivable on the Adjusted Base Data File, the Sponsor, on behalf of the Depositor, instructed us to perform the following calculation(s):

Provided Calculation Sample Characteristic	Calculation Methodology

Adjusted FICO score

For each Base Receivable with an App Fico Score value greater than “0,” as shown on the Adjusted Base Data File, use the App Fico Score, as shown on the Adjusted Base Data File

For each remaining Base Receivable, use the Coapp Fico Score, as shown on the Adjusted Base Data File

Exhibit 2 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Base Data File Field Name	Source Document(s)	Note(s)
Loan Number	Account Number	Contract	i.

Customer name	Customer Name	Contract	ii.

State	State	Contract or System Screen Shots	iii.

New/used	New/Used Indicator	Contract	iv.

Make	Make	Contract	ii.

Model	Model	Contract	ii., v.

Model year	Year	Contract

Contract interest rate	Contract Interest Rate	Contract	vi.

Original contract amount	Original Contract Amount	(a) Contract or (b) Contract and recalculation	vii., viii.

Monthly payment amount	Principal and Interest Payment	Contract	viii.

Original term	Original Term of Contract	Contract

First payment date	First Payment Due Date	Contract	ix.

Contract date	Contract Date	Contract

Adjusted FICO score	Adjusted FICO score	System Screen Shots	x.

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the indicated Sample Characteristics for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore differences that appear to be due to abbreviation, truncation or spelling errors (and in accordance with any other applicable note(s)).

Exhibit 2 to Attachment A

Notes: (continued)

iii.	For the purpose of comparing the state Sample Characteristic for each Sample Receivable (except for Sample Receivable Number 26), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document.

For the purpose of comparing the state Sample Characteristic for Sample Receivable Number 26, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

iv.	For the purpose of comparing the new/used Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to note agreement with a new/used value of “N,” as shown on the Base Data File, if the corresponding new/used value, as shown in the Contract, was “DEMO.”

v.	For the purpose of comparing the model Sample Characteristic for each Sample Receivable with a model year value of “2017,” “2018” or “2019,” as shown on the Base Data File, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the model value, as shown on the Base Data File, agreed with the corresponding model value, as shown in the Contract, in accordance with the decode table shown below (and in accordance with any other applicable note(s)):

Base Data File Value	Source Document Value
Yaris iA	Scion iA
Corolla iM	Scion iM
86	Scion FR-S

vi.	For the purpose of comparing the contract interest rate Sample Characteristic for each Sample Receivable (except for the Florida/Georgia Dealer Sample Receivables (as defined in the succeeding paragraph(s) of this note)), the Sponsor, on behalf of the Depositor, instructed us to use the annual percentage rate, as shown in the Contract.

For the purpose of comparing the contract interest rate Sample Characteristic for each Sample Receivable with a:

a.	Dealership state value of “FL” or “GA” and

b.	Loan processing fee (prepaid finance charge) value other than “N/A” or “0.00,”

both as shown in the Contract (each, a “Florida/Georgia Dealer Sample Receivable”), the Sponsor, on behalf of the Depositor, instructed us to use the base rate value, as shown in the Contract.

Exhibit 2 to Attachment A

Notes: (continued)

vii.	For the purpose of comparing the original contract amount Sample Characteristic for each Sample Receivable (except for the Florida/Georgia Dealer Sample Receivables), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document (and in accordance with any other applicable note(s)).

For the purpose of comparing the original contract amount Sample Characteristic for each Florida/Georgia Dealer Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original contract amount by adding the:

a.	Loan processing fee (prepaid finance charge) to

b.	Amount financed,

both as shown in the Contract (and in accordance with any other applicable note(s)).

viii.	For the purpose of comparing the indicated Sample Characteristics for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less (and in accordance with any other applicable note(s)).

ix.	For the purpose of comparing the first payment date Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the first payment date value, as shown on the Base Data File, is the 1st or 2nd of the month following a first payment date that falls on the 29th, 30th or 31st day of the month or on the 28th day of February, as shown in the Contract.

x.	For the purpose of comparing the adjusted FICO score Sample Characteristic for each Sample Receivable (except for the Sample Receivables described in the succeeding paragraph(s) of this note), the Sponsor, on behalf of the Depositor, instructed us to note agreement if the adjusted FICO score value, as shown on the Base Data File, agreed to at least one FICO score, as shown in the System Screen Shots. We performed no procedures to reconcile any differences that may exist relating to the information shown in the System Screen Shots.

The Sponsor, on behalf of the Depositor, instructed us not to compare the adjusted FICO score Sample Characteristic for any Sample Receivable with an adjusted FICO score value of “0,” as shown on the Base Data File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.

Exhibit 3 to Attachment A

Sample Characteristic Difference

Sample Receivable Number	Sample Characteristic	Base Data File Value	Source Document Value
6	Original contract amount	$45,714.68	$45,739.68